FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment"), dated February 21, 1997 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Purchaser"), and CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership ("Seller'), with reference to the following facts:

     A. Seller and Purchaser have previously executed and delivered that certain Purchase and Sale Agreement dated February 5, 1997 (the "Agreement") with respect to the purchase and sale of the James River Building at 1400 Churchill Downs Avenue, Woodland, California. Terms used herein shall have the meanings given thereto in the Agreement.

     B. Purchaser and Seller now desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Purchaser and Seller hereby agree as follows:

     1. The date of February 2l, 1997 appearing in the first sentence of Sections 3.2 and 3.5 of the Agreement is hereby extended to February 26, 1997; provided, however, that Purchaser hereby agrees that Purchaser is satisfied with the results of its due diligence with respect to the Property except for those items set forth in Purchaser's title objection letter dated February 20, 1997 as supplemented by Purchaser's supplement to such title objection letter of even date herewith and the added Purchaser conditions set forth below.

     2. The written evidence required by Section 7.2(g) of the Agreement may be included in the Tenant Estoppel Certificate required by Section 7.2(e) of the Agreement. Sections 7.2(e) and (g) of the Agreement are hereby amended to require that written evidence and Estoppel required thereby shall be delivered to Purchaser by facsimile telecommunication on or before two (2) days prior to the Closing Date, and that the originals of such documents be delivered to Purchaser on or before one (1) day prior to the Closing Date.

     3. The following additional Purchaser condition is hereby added as a new subsection (h) to Section 7.2 of the Agreement:

     (h) On or before February 26, 1997, Purchaser shall have obtained its Board of Director's approval of the transactions contemplated by this Agreement. This condition shall be deemed satisfied unless Purchaser provides Seller


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written notice that it has not been satisfied on or before February 26, 1997.

     4. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

     5. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment of the date first set forth above.


                              PURCHASER:

                              PACIFIC GULF PROPERTIES INC.,
                              a Maryland corporation

                              By: /s/ Donald G. Herrman
                                  -----------------------
                                  Donald G. Herrman
                                  Executive Vice President

                              By: /s/ Lonnie P. Nadal
                                  -----------------------
                                  Lonnie P. Nadal
                                  Senior Vice President

                      [SIGNATURES CONTINUED ON NEXT PAGE]

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


                     [SIGNATURES CONTINUED PROM PRIOR PAGE]


                              SELLER:

                              CORPORATE REALTY INCOME FUND I,
                              L.P., a Delaware limited
                              partnership

                              By: /s/ Robert F. Gossett, Jr.
                                  -----------------------
                                  Robert F. Gossett, Jr.,
                                  General Partner

                              By: 1345 REALTY CORPORATION,
                                  General Partner


                              By:/s/ Robert F. Gossett, Jr.
                                  -----------------------
                                  Robert F. Gossett, Jr.,
                                  President


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